SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

NETMANAGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA		95014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition.

On January 31, 2005, NetManage, Inc. (the “Registrant”), (Nasdaq: NETM), experts in webifying host assets and accelerating transformation of critical applications into Service-Oriented Architecture, today reported financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)	Financial Statements and proforma financial information

NONE

(c)	Exhibit Description
_____ ____________________________________________________

99.1 Press Release of NetManage, Inc. dated January 31, 2005.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC By: /s/ Michael R. Peckham —————————————— Michael R. Peckham Senior Vice President and Chief Financial Officer

Date: January 31, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description
_____	________________________________________________________

99.1	Press Release of NetManage, Inc. dated January 31, 2005